Exhibit 99.2

If you require further assistance, please call 1-877-3LEVITT (1-877-353-8488)

Dear Investor:

Thank you for your interest in Levitt Corporation. We are pleased to enclose a prospectus for your review relating to our Investment Note Offering.

Simply read the enclosed Prospectus, including the “Risk Factors,” carefully before investing. Then, review the Rate Supplement and choose the rate and term that best suits your investment objectives. Finally, complete the Investor Order Form and return it with your check made payable to Levitt Corporation in the enclosed postage pre-paid envelope.

Please feel free to call us toll free at 1-877-3LEVITT (1-877-353-8488) with any questions you may have.

We hope you will consider including our Investment Notes as part of your overall investment portfolio strategy.

At your request,
Levitt Corporation
is pleased to provide
you with the enclosed
information for
your review.
What’s Inside:
• Prospectus and Rate
Supplement
• Questions and Answers
• Investor Order Form
• Reply Envelope

Levitt Corporation

If you require further assistance,
please call 1-877-353-8488

INVESTOR ORDER FORM
(Place in the Postage Prepaid Envelope)

Investor: Please indicate your investment order below. Fill in all terms and amounts.
Enclosed is my check for the purchase of a Levitt Corporation Investment Note ($5,000 minimum per note).
The total of my Investment Note purchase is $                     ($5,000 minimum, $1,000 increments thereafter).
Please check one (and only one) of the following desired maturities (the interest rate will be the current posted rate):
❑ 12-month               ❑ 24-month               ❑  36-month               ❑ 48-month
Please check one (and only one) of the following desired interest payment options:
❑ Monthly          ❑ Quarterly          ❑ Semiannually          ❑ Annually
  Investor: Please print all information below to complete your order.
Registration Information:

Registered Owner:	SSN/EIN:

Telephone Number: ( _ _)	Date of Birth:

Street Address:

City: _ _ State: _ _ Zip: _ _

Email address:

Second Joint Owner (if applicable):	SSN:

Beneficiary Name:	Beneficiary SSN:

Custodian’s Name (only one allowed by law):

Minor’s Name:	Minor’s SSN:
(under the Uniform Gifts to Minors Act)

Investor orders are subject to check against the Department of the Treasury’s Office of Foreign Asset Control (OFAC).

Signature Verification
Under penalties of perjury, I certify that:

1.	The social security number on this form is correct.
2.	I have received the prospectus and understand that Levitt Corporation Investment Notes are not bank savings or deposit accounts, are not insured by the U.S. Government or any instrumentality thereof and are not guaranteed by any other entity.
3.	I am not subject to backup withholding, either because I have not been notified by the Internal Revenue Service (IRS), that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. Only cross out this subpart (3) if you are subject to backup withholdings.
4.	I am a bona fide resident of the state listed above.
5.	If I am a resident of the State of New York, I have a minimum annual gross income of $35,000 and a net worth (exclusive of home, home furnishings and automobiles) of $35,000 or, alternatively, a net worth (exclusive of home, home furnishings and automobiles) of $100,000.

Signature of Registered Owner:	Date:

Joint Signature (if applicable):	Date:

Payment Instructions:

Make your check payable to:	Levitt Corporation P.O. Box 9964 Ft. Lauderdale, FL 33310-9964

1-877-3LEVITT (1-877-353-8488) www.levittcorporation.com

Frequently asked questions about Levitt Corporation Investment Notes

Question:	What are Levitt Corporation Investment Notes?

Answer:	Levitt Corporation Investment Notes represent unsecured subordinated indebtedness of Levitt Corporation. The Investment Notes are direct obligations of Levitt Corporation.

Question:	Who is Levitt Corporation?

Answer:	Levitt Corporation is a real estate company which owns Levitt and Sons, known as America’s oldest homebuilder, and Core Communities, a developer of master planned communities.

Question:	Are the Investment Notes insured?

Answer:	The Investment Notes are not certificates of deposit or insured or guaranteed by the FDIC or any other government or private entity. They are, however, obligations of Levitt Corporation.

Question:	Is Levitt Corporation a public company?

Answer:	Yes, as of March 31, 2007, Levitt Corporation’s Class A Common Stock traded on the New York Stock Exchange under the symbol “LEV.”

Question:	How big is Levitt Corporation?

Answer:	At March 31, 2007, Levitt Corporation had assets of $1.13 billion, liabilities of $784.7 million and shareholder equity of $344.8 million. For current information, please see our updated financial reports as filed with the Securities Exchange Commission at www.sec.gov.

Question:	What is the minimum investment required?

Answer:	A minimum investment of $5,000 is required. Thereafter, you may purchase Investment Notes in additional increments of $1,000.

Question:	What is the interest rate on my Investment Note?

Answer:	The interest rate will be the current posted rate fixed upon issuance based on the maturity date indicated on the attached prospectus supplement.

Question:	When is the maturity date of my Investment Note?

Answer:	You may elect a maturity date of 12, 24, 36, or 48 months on the Investor Order Form.

Question:	Can my Investment Note be renewed?

Answer:	Levitt Corporation may elect in its discretion to permit you to renew your Investment Note upon maturity for an identical term.

Continued on the inside back cover

Question:	Can I invest in Levitt Corporation Investment Notes through my IRA, Keogh or self- employed pension plan?

Answer:	Yes, you may invest in the Investment Notes through your IRA, Keogh or SEP or other qualified plans. You may use your current trustee or custodian if they permit. You may wish to consult a financial advisor and you should review the risk factors contained in the prospectus and the public reprints incorporated by reference before making such an election.

Question:	Can interest on my Investment Notes be paid to me on a current basis?

Answer:	Yes, you may elect to have your interest paid monthly, quarterly, semi-annually or annually, by checking the appropriate box on the Investor Order Form.

Question:	How large is the Investment Note offering?

Answer:	Levitt Corporation is currently offering $200 million of Investment Notes. However, the offering can be terminated at any time and Levitt Corporation may in the future offer additional securities on the same or different terms.

Question:	After I make my original investment will I be able to invest more money in the future?

Answer:	Investors will have the right to invest more money at any time the offering is open for subscription; however Levitt Corporation may change the interest rate it offers on subsequent subscriptions.

Question:	When will I begin to earn interest on my investment?

Answer:	Interest will be paid from the day your check is deposited by Levitt Corporation. Each investor will be sent a confirmation statement by mail within two weeks from the date the check is deposited confirming the date of deposit.

Question:	May I redeem my Investment Note before maturity?

Answer:	Redemption will be permitted prior to maturity only in the event of death or total permanent disability of a registered owner or joint owner, if death or disability occurs more than a year prior to maturity.

Question:	What fees or commissions will I pay?

Answer:	Absolutely none. There are no fees or commissions. However, an annual maintenance fee may be charged by the custodian for IRA/Keogh/SEP accounts.

Question:	How do I invest?

Answer:	It’s easy. After reviewing the enclosed prospectus and the prospectus supplement, simply complete and sign the Investor Order Form. Please be certain to indicate how often you want to receive your interest payments. Return the Investor Order Form along with your check, payable to Levitt Corporation in the self-addressed stamped envelope provided.

These questions and answers are neither an offer to sell nor a solicitation of an offer to buy securities. Such an offer can only be made by the prospectus dated May 1, 2007. Investments should be made only after full review of all risk factors contained in the prospectus.

Tradition, FL - Town Center

Tradition, FL - Aerial View

Tradition, FL - Fountain

Tradition, SC - Boundry Landmark

TRADITION

TRADITION
FLORIDA
CORE
COMMUNITIES
95
VERO BEACH
A1A
N
ATLANTIC OCEAN
TO ORLANDO
1
TRADITION
EXIT 121
St. Lucie West Blvd.
PORT ST. LUCIE
A1A
EXIT 118
GATLIN BLVD.
1
95
STUART
40 MINUTES NORTH OF THE PALM BEACHES

CORE
COMMUNITIES

Tradition, SC - Rendering

Tradition, FL - Welcome Center

SOUTH CAROLINA
95
TRADITION
EXIT 8
278
GEORGIA
HILTON HEAD ISLAND
SAVANNAH
TO JACKSONVILLE

Tradition, SC - Rendering

TRADITION
SOUTH CAROLINA

Seasons at Laurel Canyon Clubhouse, Atlanta, GA

Cypress Model - Hartwood Reserve
Orlando, FL

Levitt and Sons™
AMERICA'S OLDEST HOMEBUILDER

Avalon Park Sales Center, Orlando, FL

Cascades at St. Lucie West Clubhouse, St. Lucie, FL

Tamarino Model - Hartwood Reserve
Orlando, FL

Bellagio Clubhouse Entry, Boca Raton, FL

Bellagio Clubhouse Greatroom, Boca Raton, FL

Hickory Model - Hartwood Reserve
Orlando, FL

Hydrangea Model - Seasons at Laurel Canyon
Atlanta, GA

Daisy Model - Seasons at Laurel Canyon
Atlanta, GA

Hydrangea Model - Seasons at Laurel Canyon
Atlanta, GA

Levitt and Sons Community Locations

SEASONS AT LAUREL CANYON
Canton, GA
WATERSTONE AT SEVEN HILLS
Dallas, GA
SEASONS AT SEVEN HILLS
Dallas, GA
SEASONS ON LAKE LANIER
Gainesville, GA
SEASONS AT PRINCE CREEK WEST
Murrell's Inlet
Myrtle Beach, SC
TRADITION AT SOUTH CAROLINA
Hardeeville, SC
CASCADES AT WORLD GOLF VILLAGE
St. Augustine, FL
CASCADES AT GROVELAND
Groveland, FL
JESUP'S RESERVE
Winter Springs, FL
CASCADES AT SOUTHERN HILLS
Brooksville, FL
AVALON PARK
Orlando, FL
HARTWOOD RESERVE
Clermont, FL
SUMMERPORT
Windermere, FL
TURTLE CREEK
St. Cloud, FL
RIOMAR
Sarasota, FL
CASCADES AT SARASOTA
Sarasota, FL
CASCADES AT ST. LUCIE WEST
St. Lucie, FL
THE TOWNHOMES OF SAN SIMEON
Ft. Myers, FL
SEASONS AT TRADITION
Port St. Lucie, FL
CASCADES AT RIVER HALL
Alva, FL

Levitt and Sons®

LevittandSons.com

Chrysanthemum Model - Seasons at Laurel Canyon
Atlanta, GA

Cascades at Groveland Clubhouse, Orlando, FL